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                                                                 Exhibit 10.22

                               FIRST AMENDMENT TO
                            STANDARD LEASE AGREEMENT

      THIS FIRST AMENDMENT TO STANDARD LEASE AGREEMENT (this "Amendment") is made by and between LASALLE PARTNERS MANAGEMENT LIMITED (in its capacity as agent for Fannin Street Limited Partnership, a Delaware limited partnership) ("Landlord") and WOLF COMMUNICATIONS COMPANY, a Texas corporation ("Tenant"), effective this the 18th day of January, 1996 ("Effective Date").

                               W I T N E S S E T H

      WHEREAS, Landlord and Tenant have entered into that certain Standard Lease Agreement dated June 11, 1995 ("Lease"), for the lease of approximately 12,312 square feet of Agreed Rentable Area (the "Initial Space") located on Floor 7 at the 1301 Fannin Street Building ("Building") (the land on which the Building is located is more particularly described in Exhibit "B" attached to the Lease), all in accordance with the terms, conditions, covenants and obligations contained in the Lease and the exhibits and riders attached to the Lease; and

      WHEREAS, beginning on the Effective Date, Tenant desires to expand the Initial Space to include approximately 10,948 square feet of Agreed Rentable Area located on the 7th Floor of the Building, as shown on the attached Exhibit "A" (the "Initial Expansion Space").

      NOW, THEREFORE, in and for the premises contained in this Amendment and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant agrees to amend the Lease as follows:

1. Item 2 of the Basic Lease Provisions is amended to reflect the addition of the Initial Expansion Space to the Premises, and the Agreed Rentable Area of the Premises beginning on the Effective Date shall read as follows:

      Agreed Rentable Area: 23,260 square feat.

      However, Tenant shall initially occupy only 6570 square feet of the Initial Expansion Space. An additional 2189 square feet of Rentable Area shall be added on the three (3) month anniversary of the Commencement Date for the Initial Expansion Space and an additional 2189 square feet of Rentable Area shall be added on the six (6) month anniversary of the Commencement Date for the Initial Expansion Space.

2.    Basic Rent for the Initial Expansion Space shall be as follows:

                           Rate Per Square       Basic               Basic
      Rental                Foot of Agreed       Annual             Monthly
      Period                Rentable Area         Rent               Rent
      ------                -------------         ----               ----
      Months 1-3               $ 15.00         $ 98,550.00        $  8,212.50
      Months 4-6               $ 15.00        $ 131,385.00        $ 10,948.75
      Months 7-expiration      $ 15.00        $ 164,220.00        $ 13,685.00
      of Initial Term

      A "Lease Month" shall mean any calendar month during the Term of this Lease. The amounts set forth above have been determined based on Tenant's staged occupancy of the Initial Expansion Space.

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3.    Item 4 of the Basic Lease Provisions is amended to reflect the addition of the Initial Expansion Space and shall read as follow:

      Tenant's Pro Rata Share Percentage: 2.966% (the Agreed Rentable Area of the Premises divided by the Agreed Rentable Area of the Building, expressed in a percentage).

4. The Initial Expansion Space shall become a part of the leased premises in accordance with Rider 3 to the Lease and shall be governed by the provisions or the Lease, except for the following matters:

      (a) Tenant has as of the date hereof submitted to Landlord an additional Security Deposit in the amount of $209,983.05 as contemplated by, and which is to be held and renewed in accordance with, Article 3 of the Lease.

      (b) The Lease Cancellation Options contained in Section 13.701 shall apply with respect to the entire Premises measured from the original Commencement Date. However, the Cancellation Payment shall be increased to reflect the increased unamortized leasing costs attributable to the Initial Expansion Space: and at the time Tenant executes the Acceptance of Premises Memorandum with respect to the Initial Expansion Space, Tenant and Landlord agree to replace the existing Exhibit F to the Lease with a revised Exhibit F reflecting such increase in the Cancellation Payment.

      (c) The leasehold improvements in the Initial Expansion Space shall be constructed in accordance with the Work Letter attached as Exhibit C to the Lease, except as follows:

            (i) The time frame for delivery of Construction Plans in Section 1.1 of Exhibit C shall run from the Effective Date and not the execution of the Lease.

            (ii) The Finish Allowance and other concessions for the Initial Expansion Space shall be reduced in accordance with Rider 3 to the Lease to $14.44 per square foot of Rentable Area within the Initial Expansion Space. The foregoing amount is calculated based on a March 16, 1996 Commencement Date. Such amount shall be adjusted if the Commencement Date for the Initial Expansion Space is other than March 16, 1996, by using the following formula:

    Finish Allowance = (remaining months of term / 72) x $16 per square foot

            (iii) Landlord shall have no obligation to construct the Landlord's Work act forth in Section 8(i), because that work has been completed and accepted by Tenant.

5.    Rider 2 shall be deleted from the Lease in its entirety.

6. The Opportunity Expansion Space and Tenant's rights under Rider 3 to the Lease are expanded to cover all space on the 7th floor in accordance with the terms of Paragraph A of Rider 3, subject to (a) prior rights of other tenants in the Building and (b) renewals by tenants actually occupying space on the 7th floor, whether or not such renewals are set forth in their leases. As of the Effective Date, the only existing lease to which Tenant takes subject is the lease with MCI Metro Access Transmission Services, Inc. as shown on the attached Exhibit "B".

7. All capitalized terms used herein and not otherwise defined herein shall have the meaning given to such terms in the Lease. Unless specifically modified by the foregoing provisions, all of the terms and conditions of the Lease shall remain unchanged and in full force and effect, it being the intent of the parties to add the Initial Expansion Space to the Premises.
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      EXECUTED EFFECTIVE as of the Effective Date.

LANDLORD:                                      TENANT:

LASALLE PARTNERS MANAGEMENT                    WOLF COMMUNICATIONS COMPANY
LIMITED, solely in its capacity as
agent for Fannin Stress Limited
Partnership, a Delaware limited                By: /s/ Mathew Wolf
partnership                                        ---------------------------
                                               Printed Name: Mathew Wolf
                                                             -----------------
By: /s/ Bret E. Bunnett                        Title: President
    ------------------------------                    ------------------------
    Bret E. Bunnett,
    Senior Vice President
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                                    EXHIBIT A

                                   FLOOR PLAN

This Exhibit is attached to and a part of that certain First Amendment to Standard Lease Agreement dated as of ___ January, 1996, executed by and between LASALLE PARTNERS MANAGEMENT LIMITED (in its capacity as agent for Fannin Street Limited Partnership, a Delaware limited partnership) ("Landlord"), and WOLF COMMUNICATIONS COMPANY, a Texas corporation ("Tenant"). Any capitalized term not defined herein shall have the meaning assigned to it in the Lease, Landlord and Tenant agree that the floor plans attached to this Exhibit are the floor plans for the Premises.

                                [GRAPHIC OMITTED]
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                                    EXHIBIT B

                                   FLOOR PLAN

This Exhibit is attached to and a part of that certain First Amendment to Standard Lease Agreement dated as of ___ January, 1996, executed by and between LASALLE PARTNERS MANAGEMENT LIMITED (in its capacity as agent for Fannin Street Limited Partnership, a Delaware limited partnership) ("Landlord"), and WOLF COMMUNICATIONS COMPANY, a Texas corporation ("Tenant"). Any capitalized term not defined herein shall have the meaning assigned to it in the Lease. Landlord and Tenant agree that the floor plans attached to this Exhibit are the floor plans for the Premises.

                                [GRAPHIC OMITTED]